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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 6, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-10702              34-1531521
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(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut           06880
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         Terex Corporation ("Terex") issued a press release on December 6, 2005, announcing that it will participate in the Bear Stearns Commodities and Capital Goods Conference at the Bear Stearns World Headquarters located in New York, New York on Thursday, December 8, 2005. A live webcast of this presentation can be accessed on Thursday, December 8, 2005 at 12:35 PM (ET) on the Terex website, www.terex.com, under the Investor Relations section. Additionally, a slide presentation from the conference will be available beginning on December 8, 2005 on the Terex website under the Investor Relations section. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press release of Terex Corporation issued on December 6, 2005 regarding the Bear Stearns Commodities and Capital Goods Conference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2005


                                             TEREX CORPORATION


                                             By:  /s/ Eric I Cohen
                                                  Eric I Cohen
                                                  Senior Vice President














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